THE SHEFFIELD FUNDS, INC.
==============================================================================


October 31, 1996

Dear Shareholder:

We are pleased to report that the past twelve months have seen an environment favorable to both domestic stock and bond markets. In last year's annual report I wrote: "current macroeconomic and political trends including subdued inflation, declining interest rates, federal budgetary constraints and the potential for a capital gains tax cut bode well for financial markets as we head into 1996."

We didn't get a tax cut, but the other conditions did, in fact, hold true throughout the year. Now, as we head into 1997, the very same set of characteristics continues to prevail. In fact, the odds for a capital gains tax cut have improved. Should such a tax cut occur, the benefit to the economy would be immense and equity markets could respond with further gains. Tax cuts are not inflationary and capital generated for new investments would spur economic growth.

IS THE STOCK MARKET OVERPRICED? No other question about investments generates as much heat and diversity of opinion today. Unfortunately, much of the debate ignores interest rates, which is one of the dominant factors affecting the price level of stock markets, or the price level of most financial assets, for that matter. No one, for example, believes bond prices become too high when interest rates decline. A bond with a 9% coupon will sell at 100, or "par," when interest rates are at 9%. That same bond will rise in price to approximately 150 if interest rates drop to 6%. The bond is not overpriced at 150; it simply reflects the current cost of capital, (sometimes called the discount rate) relative to its fixed coupon rate. The stock market, in principal, operates under a similar pricing mechanism. The current "price" of the stock market represents the collective thinking of investors all over the world regarding the present value of a future stream of economic benefits from all the stocks that comprise a particular market. WHEN INTEREST RATES DECLINE, THE PRICE INVESTORS COLLECTIVELY ARE WILLING TO PAY FOR STOCKS GOES UP - ALL OTHER THINGS BEING EQUAL. This is axiomatic, not hypothetical. Dividend yields, P/E levels, and other similar valuation tools aren't adjusted for the cost of capital. Therefore, these tools fail to capture the fundamental reasoning for the stock market's current level. Right now, fortunately, the "all other things" continue to look good, as mentioned above.

If interest rates continue to decline and the federal deficit and capital gains rate are further reduced, look for stocks and bonds to enjoy another solid year of gains in 1997.

TOTAL RETURN FUND
Philosophy
The Total Return Fund is a broadly diversified portfolio invested in securities across all economic sectors as illustrated in the chart at the top of the following page. Within each sector we attempt to select companies which are experiencing increasing cash flow returns on their invested capital.

		INDUSTRY SECTOR ANALYSIS
		    OCTOBER 31, 1996

			  Sheffield           S&P 500
			    Funds              Index
			  =========          ========
Basic Materials               7.3%              5.8%
Energy                        9.2%              8.8%
Industrial                   12.3%             10.3%
Conglomerates                 2.5%               .3%
Consumer Cyclic              10.9%             13.3%
Consumer Non. Cyclic         19.0%             20.9%
Technology                   19.8%             15.1%
Financial                    11.2%             14.4%
Utility                       7.8%             11.1%
Foreign                       0.0%              0.0%


Furthermore, we seek out those companies experiencing faster earnings growth rates and faster dividend growth rates than the overall stock market. Growth rates alone, however, do not make for a superior investment opportunity as it is easy to overpay for expected future growth. Our stock pricing model therefore aides us in determining whether the current price of a stock is reasonable relative to its expected growth rate.

Performance
This portion of the annual report is designed to "translate" or explain various sections of the annual financial statements presented below. The Funds operate on an October 31 fiscal year, and make certain distributions for a given fiscal year in the subsequent fiscal year, creating the need for careful examination to fully understand the results presented.

With these comments as a preface, the analysis on a per share basis of the Total Return Fund is as follows. During its 1996 fiscal year, the Fund earned $0.29 per share from interest and dividends. These earnings were reduced by operating expenses totaling $0.20 per share. The balance of $0.09 per share is described as the Fund's net investment income.

From its 1995 operations the Fund distributed $0.11 of net investment income and $0.49 of capital gains. These reductions to net asset value per share took place, and were offset by significant portfolio gains totaling $2.67, in the current fiscal year. Putting all the figures together, the Total Return Fund's net asset value per share increased for the year by a total of $2.16.

The total return for the Fund for the fiscal year was an increase of 22.4%. The S&P 500 Index, by comparison, increased 24.1% during the same period of time. This past fiscal year marks the Fund's second-highest annual return since its inception. The chart on the left presents a comparison of the Fund's performance since inception against that of the S&P 500 Index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE TOTAL
		RETURN FUND AND S&P 500 INDEX

		   Total Return          S&P 500
		       Fund               Index
		   ============         =========
Apr 90                $10,000            $10,000
Oct 90                  8,824              9,362
Oct 91                 12,465             12,498
Oct 92                 13,062             13,744
Oct 93                 15,229             15,805
Oct 94                 14,877             16,415
Oct 95                 17,306             20,755
Oct 96                 21,174             25,757

Average Annual Total Return for Sheffield Total Return Fund:
1 Year              22.36%
5 Year              11.18%
From Inception      11.40%
-----------------------------


INTERMEDIATE BOND FUND
Philosophy
Our investment goals for this fund are twofold. First, we seek to manage a portfolio of investment quality, intermediate-term corporate bonds. Intermediate-term bonds have demonstrated a history of generating higher total returns with lower volatility over long periods of time than have long-term bonds. Our Fund seeks to participate in this investment phenomena. Second, we seek a modest degree of capital appreciation by investing a small portion of our assets in two other types of investments. The first type is convertible securities including convertible bonds and convertible preferred stocks. Second, we invest a modest portion of the Bond Fund's assets in high- yielding common stocks.

Out of the broad universe of bonds traded in the marketplace, our Fund limits itself primarily to investment quality corporate bonds typically maturing in from one-to-ten years. We can and do buy bonds with maturity dates exceeding ten years, as long as the average maturity of our entire bond portfolio does not exceed seven years. By concentrating on intermediate-term bonds rather than longer-term bonds, our fund's current yield is never as high as it could be, but we avoid the extreme volatility experienced by longer-term bonds when interest rates fluctuate.

Our stock holdings are acquired for the purpose of obtaining long-term capital gains coupled with high dividend yields relative to the yield of the overall stock market. Our philosophy anticipates that the capital appreciation we seek from our stock and convertible bond holdings will help to offset the operating expenses incurred by the Fund over a three-to-five year period of time.

Finally, we can acquire adjustable rate securities, most commonly in the form of adjustable rate preferred stocks. Typically, the dividends paid on these securities will change as the general level of interest rates change. Adjustable rate securities are attractive during periods of rising interest rates as these securities are more likely to hold their value vis a vis fixed rate bonds. On the contrary, when interest rates decline, fixed rate bonds will generally realize more significant price appreciation than will adjustable rate securities. The Bond Fund owned no such securities during its recently completed fiscal year.

Performance
During the period comprising this Fund's fiscal year, interest rates rose for securities maturing in two years or longer while they fell for those securities whose maturities were less than two years. Whenever interest rates rise, bond holders suffer declines in the market value of their holdings. Intermediate-term bonds, therefore, outperformed long-term bonds during our fiscal year.

The following information explains the Financial Highlights table of this annual report. The Bond Fund earned $.63 per share in the past year from interest and dividends. These earning were reduced by operating expenses totaling $.17 per share. The balance of $.46 is described as the Fund's net investment income. During the year, the Bond Fund distributed $.47 of net investment income, decreasing the net asset value by $.01 per share before portfolio transactions.

The Fund had gains of $.24 per share on investments which includes both realized and unrealized gains. Additionally, the Fund distributed $.12 per share of capital gains earned from the prior fiscal year, which reduced the net asset value by that amount.

Summarizing these figures, the Bond Fund's net asset value increased for the year by a total of $.11 per share. The increase in net asset value represents a total return of 7.6% versus 6.3% for the Lehman Intermediate Corp. Index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INTERMEDIATE TERM
  BOND FUND AND THE LEHMAN BROTHERS CORPORATE INTERMEDIATE TERM BOND INDEX

	   Sheffield Intermediate            Lehman Brothers Corp.
	      Term Bond Fund            Intermediate Term Bond Index
	  ========================      ============================
Apr 90         $10,000                           $10,000
Oct 90           9,986                            10,522
Oct 91          11,431                            12,189
Oct 92          12,320                            13,489
Oct 93          13,396                            15,204
Oct 94          13,071                            14,780
Oct 95          14,756                            17,082
Oct 96          15,883                            18,161

Average Annual Total Return for Sheffield Intermediate Term Bond Fund:
1 Year               7.64%
5 Year               6.80%
From Inception       6.23%
-----------------------------


It's quite unusual for a bond fund to outperform its proxy by this magnitude. A significant portion of this outperformance was created by the group of high yielding common stocks and convertible bonds owned during the year. You may recall that these securities play a continuing role in the Fund as part of our strategy to earn additional returns that will offset the Fund's cost of operations. This past year the strategy paid off handsomely.

Other Characteristics
While the Fund maintains a portfolio primarily consisting of investment grade bonds (BBB or better) we may drop below this level for the purchase of convertible bonds. Furthermore, if bonds which had been investment grade when we bought them subsequently drop below BBB while we own them, the portfolio managers decide whether to maintain or sell the holdings. This situation arose in 1995 when Kmart Corporation faced a liquidity problem, faced a drop in its credit rating, and experienced a precipitous drop in the market value of its bonds. We made the decision to maintain our position and have now ridden out the storm. Although the company's prospects are now considerably improved, the bonds, which have regained their prior losses, still have not recovered to investment grade. The rating mix of the bonds in the Fund's portfolio is presented in the chart on the right.

			RATING MIX

			AA      9%
			 A     50%
		       BBB     32%
			BB      6%
			 B      3%


As 1996 draws to a close, the economic environment appears fairly benign. Inflation expectations continue to decline and we are on a path of moderate growth. Bipartisan action on a capital gains tax cut and budget deficit reduction continue to be discussed. Those are very favorable indicators for further positive economic growth. Barring a random shock to this economic environment, 1997 is shaping up to be a good year for our domestic investment markets.

Very truly yours,


Roger A. Sheffield, CFA
President



SHEFFIELD TOTAL RETURN FUND
Portfolio of Investments
October 31, 1996

----------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.6%)                PAR               VALUE
----------------------------------------------------------------------
United Missouri Bank Money Market
(cost - $663,163)                          $663,163          $663,163
----------------------------------------------------------------------

----------------------------------------------------------------------
COMMON STOCKS (100.0%)                       SHARES
----------------------------------------------------------------------
AEROSPACE - 1.1%
Boeing Co.                                    2,800           267,050
							      -------

AUTO/TRUCK PARTS - 2.3%
Genuine Parts Co.                             5,300           231,875
TRW, Inc                                      3,900           352,950
							      -------
							      584,825
							      -------

BANKING - 5.4%
BankAmerica Corp.                             2,000           183,000
First Tennessee National Corp.                8,400           305,550
First Union Corp.                             4,100           298,275
NationsBank Corp.                             3,140           295,945
Summit Bancorp                                6,900           282,038
							      -------
							    1,364,808
							    ---------

BEVERAGES - 3.5%
  ALCOHOLIC - 1.4%
  Anheuser Busch Cos., Inc.                   9,400           361,900
							      -------

  SOFT DRINK - 2.1%
  Coca-Cola Co.                               5,600           282,800
  Pepsico, Inc.                               8,000           237,000
							      -------
							      519,800
							      -------

BUILDING MATERIALS/CONSTRUCTION - .7%
Masco Corporation                             6,000           188,250
							      -------

CHEMICALS - 6.3%
  BASIC - 3.7%
  DuPont E.I. De Nemours & Co.                2,700           250,425
  Monsanto Co.                               10,000           396,250
  Sherwin-Williams Co.                        5,500           275,687
							      -------
							      922,362
							      -------

  SPECIALTY - 2.6%
  Avery Dennison Corp.                        7,600           500,650
  Engelhard Corp.                             9,000           164,250
							      -------
							      664,900
							      -------

COMMERICAL SERVICES - .7%
Olsten Corp.                                  9,000           180,000
							      -------

COMPUTER HARDWARE - 2.4%
Cisco Systems, Inc.*                          3,100           191,812
Hewlett Packard Co.                           5,100           225,038
SCI Systems, Inc.*                            4,000           199,000
							      -------
							      615,850
							      -------



-----------------------------------------------------------------------
COMMON STOCKS - CONTINUED                    SHARES             VALUE
-----------------------------------------------------------------------
COMPUTER SOFTWARE - 3.6%
Computer Associates International Inc.        2,000          $118,250
Electronic Data Systems Corp.                 4,000           181,000
Microsoft Corp.*                              3,100           425,475
Parametric Technology Corp.*                  3,570           174,484
							      -------
							      899,209
							      -------

COSMETICS - .7%
Avon Products, Inc.                           4,000           217,000
							      -------

DIVERSIFIED - 5.7%
Allied Signal, Inc.                           4,400           288,200
Johnson Controls Industries, Inc.             3,500           255,500
Morton International, Inc.                    6,200           244,125
PPG Industries, Inc.                          6,900           393,300
Raytheon Co.                                  5,000           246,250
							      -------
							    1,427,375
							    ---------

ELECTRICAL EQUIPMENT - 2.3%
Honeywell, Inc. 5,100   316,838
Baldor Electric Co.  12,700    255,588
572,426

ELECTRONICS - 7.5%
Avnet, Inc.                                  10,000           503,750
Diebold, Inc.                                 7,950           457,125
Eastman Kodak Co.+                            4,500           358,312
Eaton Corp.                                   2,700           161,325
Motorola, Inc.                                3,865           177,790
Rockwell International Corp.                  4,100           225,500
							      -------
							    1,883,802
							    ---------

ELECTRONICS - SEMICONDUCTOR - 2.7%
Applied Materials, Inc.*                      6,130           162,062
Intel Corp.                                   3,450           379,069
Linear Technology Corp.                       4,375           146,562
							      -------
							      687,693
							      -------

ENTERTAINMENT/LEISURE - .8%
Harley Davidson, Inc.                         4,300           194,038
							      -------

FOOD PRODUCTS - 4.8%
Conagra, Inc.                                 4,000           199,500
Dole Food Co., Inc.                           4,500           175,500
Hershey Foods Corp.+                          9,600           464,400
Philip Morris Cos.                            4,000           369,500
							      -------
							    1,208,900
							    ---------
HOTEL/MOTEL - .8%
La Quinta Inns, Inc.                         10,300           206,000
							      -------

HOUSEHOLD/OFFICE FURNISHINGS - .7%
Herman Miller, Inc.                           4,200           181,125
							      -------


-----------------------------------------------------------------------
COMMON STOCKS - CONTINUED                    SHARES             VALUE
-----------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.6%
Colgate Palmolive Co.                         3,700         $ 340,862
Procter & Gamble Co.                          3,300           326,700
							      -------
							      667,562
							      -------

INSURANCE - 3.9%
Allstate Corp.                                5,898           330,288
Beneficial Corp.                              5,000           292,500
Reliastar Financial Corp.                     6,600           349,800
							      -------
							      972,588
							      -------

MANUFACTURING - 2.7%
Donaldson Co., Inc.                           8,500           248,625
Dover Corp.                                   5,000           256,875
Illinois Tool Works Inc.                      2,500           175,625
							      -------
							      681,125
							      -------

MEDICAL - PHARMACEUTICAL - 6.3%
Abbott Laboratories                           5,000           253,750
Medtronic Inc.                                4,000           257,500
Merck & Co.                                   4,000           295,500
Pfizer, Inc.                                  6,400           529,600
Schering Plough Corp.                         4,000           256,000
							      -------
							    1,592,350
							    ---------

OFFICE EQUIPMENT - 2.2%
Pitney Bowes, Inc.                            4,700           262,612
Xerox Corp.                                   6,300           292,163
							      -------
							      554,775
							      -------

OIL & GAS - 6.8%
Amoco Corp.                                   2,750           208,312
Exxon Corp.                                   3,000           265,875
Global Marine, Inc.*                         19,000           349,125
Mobil Corp.                                   2,390           279,032
Smith International Inc.*                     4,600           174,800
Tidewater, Inc.                               5,800           253,750
Tosco Corp.                                   3,500           196,438
							      -------
							    1,727,332
							    ---------

PUBLISHING - .8%
John H. Harland Co.                           6,600           205,425
							      -------

REAL ESTATE - 1.0%
Washington Real Estate Investment Trust      15,250           242,092
							      -------

RESTAURANTS - 1.6%
Outback Steakhouse, Inc. *                    7,100           164,631
Wendys Int'l, Inc.                           11,600           239,250
							      -------
							      403,881
							      -------



------------------------------------------------------------------------
COMMON STOCKS - CONTINUED                    SHARES             VALUE
------------------------------------------------------------------------
RETAIL - 5.5%
  DEPARTMENT STORES - 2.1%
  Dollar General Corp.                        9,625         $ 269,500
  Sears Roebuck & Co.                         5,500           266,062
							      -------
							      535,562
							      -------

  DRUG - .8%
  Revco Drugs, Inc.*                          6,830           205,754
							      -------

  GROCERY - .9%
  Albertsons, Inc.                            6,500           223,438
							      -------

  SPECIALTY - 1.7%
  General Nutrition Cos., Inc.*              13,000           237,250
  Zale Corp.*                                 9,000           174,375
							      -------
							      411,625
							      -------

SAVINGS AND LOANS - 1.0%
John Hancock Bank & Thrift Opportunity Fund   9,600           259,200
							      -------

TELEPHONE - 5.6%
Alltel Corp.                                 11,200           341,600
Ameritech Corp.                               6,300           344,925
Cincinnati Bell, Inc.                         7,000           345,625
Lucent Technologies, Inc.                     1,912            90,342
Newbridge Networks Corp.*                     6,000           190,500
Nynex Corp.                                   2,200            97,900
							      -------
							    1,410,892
							    ---------

TRANSPORTATION - 3.4%
Canadian Pacific Ltd.                        10,500           265,125
Conrail, Inc.                                 2,900           276,587
Illinois Central Corp. Ser-A                  9,450           305,944
							      -------
							      847,656
							      -------

UTILITIES - 4.6%
  ELECTRIC & GAS - 2.2%
  Baltimore Gas & Electric Co.               11,200           305,200
  TNP Enterprises, Inc.                      10,000           258,750
							      -------
							      563,950
							      -------

  NATURAL GAS - 2.4%
  Panenergy Corp.                             8,200           315,700
  Williams Co., Inc.                          5,500           287,375
							      -------
							      603,075
							      -------

------------------------------------------------------------------------
Total Common Stocks
(cost - $18,757,603)                                      $25,255,595
------------------------------------------------------------------------


------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%)
(cost - $19,420,766)                                      $25,918,758
------------------------------------------------------------------------


------------------------------------------------------------------------
WRITTEN CALL OPTIONS OUTSTANDING
(-.1%)                                       SHARES             VALUE
------------------------------------------------------------------------
Eastman Kodak Co Call Jan/80                  1,000           ($3,375)
Hershey Foods Corp. Call Nov/42.50            3,000           (16,500)
							      -------
							      (19,875)
							      -------
------------------------------------------------------------------------
Total Short Options
(Premiums received - $11,920)                                ($19,875)
------------------------------------------------------------------------


------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (-2.5%)                      ($641,512)
------------------------------------------------------------------------


------------------------------------------------------------------------
NET ASSETS (100%)                                         $25,257,371
------------------------------------------------------------------------


------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $15.02
								=====
------------------------------------------------------------------------

* Non-income producing.
+ Portion of the security is segragated as collateral for call options written. Aggregate value of segregated securities - $22,475



SHEFFIELD INTERMEDIATE TERM BOND FUND
Portfolio of Investments
October 31, 1996

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (.3%)                    PAR             VALUE
------------------------------------------------------------------------
UMB Bank Money Market
(cost - $21,207)                            $21,207           $21,207
------------------------------------------------------------------------


------------------------------------------------------------------------
COMMON STOCKS (11.6%)                        SHARES
------------------------------------------------------------------------
BANKING - 1.1%
JP Morgan & Co.                                 900            77,738
							       ------

CHEMICALS - 3.5%
Arco Chemical Co.                             1,400            66,850
DuPont (E.I.) Denemours & Co.                   965            89,504
Minnesota Mining & Mfg. Co.                   1,055            80,575
							       ------
							      236,929
							      -------

ELECTRICAL EQUIPMENT - 1.3%
General Electric Co.                            940            90,945
							       ------

FOOD PRODUCTS - 1.1%
Philip Morris Cos.                              825            76,209
							       ------

OIL & GAS - 3.7%
Chevron Corp.                                 1,165            76,599
Exxon Corp.                                     845            74,888
Texaco, Inc.                                    980            99,592
							       ------
							      251,079
							      -------

TELEPHONE - .9%
Southern New England Telecommunication Corp.  1,710            63,698
							       ------

------------------------------------------------------------------------
Total Common Stocks
(cost - $595,937)                                            $796,598
------------------------------------------------------------------------


------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (85.1%)               PAR             VALUE
------------------------------------------------------------------------
AEROSPACE - 1.5%
Lockheed Martin Corp. 7.250% Guaranteed
  Notes 5/15/06                            $100,000           102,220
							      -------

BANKING - 10.2%
Banc One Corp. 7.25% Sub. Notes 8/1/02      250,000           257,570
Bankamerica Corp 9.2% Sub. Notes 5/15/03    200,000           225,822
Bankers Trust NY Corp. 9.0% Deb. 8/1/01     200,000           218,798
							      -------
							      702,190
							      -------

COMMERICAL SERVICES - 3.0%
Hertz Corp. 7.0% Sr. Notes 4/15/01          200,000           203,758
							      -------

COMPUTER SYSTEMS - 1.4%
International Business Machines Corp.
  6.375% Notes 6/15/00                      100,000           100,240
							      -------


------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED           PAR             VALUE
------------------------------------------------------------------------
CONTAINERS - 3.7%
Crown Cork and Seal Co. 6.750%
  Notes 4/15/03                            $250,000          $251,795
							      -------

DIVERSIFIED - 1.7%
Allied Signal Inc. 9.875% Deb. 6/1/02       100,000           115,353
							      -------

ELECTRICAL EQUIPMENT - 4.1%
Eastman Kodak Co. 9.375% Deb. 3/15/03       100,000           114,564
Westinghouse Electric Corp. 8.875%
  Deb. 6/1/01                               160,000           168,013
							      -------
							      282,577
							      -------

ELECTRONICS - SEMICONDUCTOR - 1.5%
Applied Material 8.00% Sr. Notes 9/1/04     100,000           106,330
							      -------

FINANCIAL SERVICES - 2.9%
Bear Stearns Co. 6.7% Sr. Notes 8/1/03      200,000           197,888
							      -------

HEALTHCARE - 3.8%
Rhone-Poulenc 7.75% Notes 1/15/02           250,000           261,208
							      -------

HOUSEHOLD PRODUCTS - 4.7%
Black & Decker 6.625% Notes 11/15/00        320,000           321,187
							      -------

INSURANCE - 3.3%
Progressive Corp. 10.0% Deb. 12/15/00       200,000           225,026
							      -------

OFFICE EQUIPMENT - 4.0%
Xerox Credit Corp. 9.75% Deb. 3/15/00       250,000           275,445
							      -------

OTHER - .5%
Swedish Export Credit 9.875% Deb.
  3/15/38                                    30,000            32,446
							       ------

PERSONAL & BUSINESS CREDIT - 15.5%
Associate Corp. of N. America 6.375%
  Sr. Notes 10/15/02                        250,000           247,213
Ford Capital BV 9.375% Deb. 5/15/01         200,000           221,492
General Motors Acceptance Corp. 8.4%
  Notes 10/15/99                            200,000           211,160
Household Financial Corp. 6.7% Notes
  6/15/02                                   180,000           180,662
Transamerica Financial Corp. 7.5% Sr.
  Notes 3/15/04                             200,000           207,384
							      -------
							    1,067,911
							    ---------

RETAIL - 10.7%
  DEPARTMENT STORES - 5.2%
  K-Mart Inc. 9.8% Med. Term Notes
    6/15/98                                 250,000           247,500
  Wal-Mart Stores 9.1% Notes 7/15/00        100,000           109,144
							      -------
							      356,644
							      -------



------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED           PAR             VALUE
------------------------------------------------------------------------
RETAIL - CONT.
  SPECIALTY - 5.5%
  Fruit of the Loom Inc. 7.875% Sr.
    Notes 10/15/99                         $210,000          $216,802
  Limited Inc. 8.875% Notes 8/15/99         150,000           157,992
							      -------
							      374,794
							      -------

SAVINGS & LOANS - 2.4%
H.F. Ahmanson & Co. 9.875% Sub.
  Notes 11/15/99                            150,000           164,247
							      -------

UTILITIES - ELECTRIC & GAS - 7.4%
Baltimore Gas & Electric Co. 6.5%
  1st Ref. Mortgage Bonds 2/15/03           140,000           139,385
Commonwealth Edison Co. Mortgage
  9.375% Bonds 2/15/00                      250,000           269,945
Public Service Oklahoma 7.25% 1st
  Mortgage Bonds 1/1/99                     100,000           100,441
							      -------
							      509,771
							      -------

UTILITIES - NATURAL GAS - 2.8
Williams Corp. 6.25% Deb. 2/1/06            200,000           189,578
							      -------

------------------------------------------------------------------------
Total Bonds and Notes
(cost - $5,672,124)                                        $5,840,608
------------------------------------------------------------------------


------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.5%
EMC Corp. 4.25% Conv. Sub. Note 1/1/01       75,000           100,125
							      -------
------------------------------------------------------------------------

Total Convertible Bonds
(cost - $75,462 )                                            $100,125
------------------------------------------------------------------------


------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
(cost - $6,364,730)                                        $6,758,538
------------------------------------------------------------------------


------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (1.5%)                        $101,450
------------------------------------------------------------------------


------------------------------------------------------------------------
NET ASSETS (100%)                                          $6,859,988
------------------------------------------------------------------------


------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $9.70
								 ====
------------------------------------------------------------------------

See accompanying notes to the financial statements.





FINANCIAL STATEMENTS
------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITES
OCTOBER 31, 1996
------------------------------------------------------------------------
				       Sheffield          Sheffield
					  Total          Intermediate
					 Return            Term Bond
					  Fund               Fund
				    ---------------   -----------------
ASSETS:

Investments at value (cost of
  $19,420,766 and $6,364,730,
  respectively)                       $25,918,758         $6,758,538

Receivables:
  Interest                                    457            119,668
  Dividends                                22,270                ---
  Portfolio securities sold               397,532                ---
Prepaid insurance                           4,092                954
					 --------            -------
     Total assets                      26,343,109          6,879,160
				       ----------          ---------


LIABILITIES:

Investment securities purchased           979,746                ---
Oustanding call options written            19,875                ---
Redemptions payable                        50,300              4,100
Accrued expenses                           35,817             15,072
					 --------             ------
     Total liabilities                  1,085,738             19,172
					---------             ------


NET ASSETS CONSISTING OF:

Undistributed net investment income        90,031             27,797
Accumulated net realized gain           1,393,921            246,509
Unrealized appreciation on
  investments                           6,490,037            393,808
Paid-in capital applicable to
  1,681,086 and 707,244 shares
  outstanding, respectively, of
  $.001 par value capital stock;
  5,000,000 shares authorized in
  each fund                            17,283,382          6,191,874
				       ----------          ---------

     Net Assets                       $25,257,371         $6,859,988
				       ----------          ---------

NET ASSET VALUE PER SHARE                  $15.02              $9.70
					    =====               ====


See accompanying notes to financial statements.



-----------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996
-----------------------------------------------------------------------
					Sheffield          Sheffield
					  Total          Intermediate
					 Return            Term Bond
					  Fund               Fund
				    ---------------   -----------------
INVESTMENT INCOME:

  Interest                           $     13,725        $   396,996
  Dividends                               485,888             27,356
					  -------             ------

     Total income                         499,613            424,352
					  -------            -------


EXPENSES:

Investment advisory fee                   237,139             63,032
Investment advisory fee waived                ---            (15,882)
Administration fee                         48,000             48,000
Administrative fee waived                     ---            (23,000)
Transfer agency fee                        10,000             10,000
12b-1 expenses                              6,745              6,745
Custodian fees                             12,016              5,035
Registration and filing fees                2,208              2,208
Professional fees                           8,328              8,328
Directors fees                              4,950              4,800
Printing and postage                        3,962              3,974
Insurance expense                           7,831              3,069
Other                                       1,439                807
					  -------             ------

     Total expenses                       342,618            117,116
					  -------            -------

     Net investment income                156,995            307,236
					  -------            -------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:

Net realized gain on investments        1,446,749            244,750
Net realized gain (loss) on futures       (52,828)             1,759
Change in unrealized appreciation
 (depreciation) on investments          3,183,317            (55,492)
					---------            -------

     Net gain on investments            4,577,238            191,017
					---------            -------

Net increase in net assets from
  operations                           $4,734,233           $498,253
					=========            =======


-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1996 AND 1995
-----------------------------------------------------------------------
						 Sheffield Total
						   Return Fund

				       Year ended         Year ended
					 10/31/96           10/31/95

INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income              $    156,995        $   166,160
  Net realized gain on investments      1,446,749            829,162
  Net realized loss on futures            (52,828)               ---
  Change in unrealized appreciation
    on investments                      3,183,317          1,681,089
					---------          ---------
  Increase in net assets from
    operations                          4,734,233          2,676,411
					---------          ---------


Dividends to shareholders from:
  Net investment income                  (184,571)          (178,351)
  Realized gains                         (829,079)          (507,787)
					 --------           --------

Total distributions to shareholders    (1,013,650)          (686,138)
				       ----------           --------


Capital transactions:
  Proceeds from shares issued
    through exchange                    1,148,180          2,992,306
  Proceeds from reinvestment of
    dividends                           1,013,650            686,138
  Proceeds from other shares sold         826,934            618,904
  Cost of shares reacquired
    through exchange                     (589,520)        (1,199,058)
  Cost of other shares reacquired      (2,427,588)        (1,708,560)
				       ----------         ----------

  Increase (decrease) in net assets
    from capital share transactions       (28,344)         1,389,730
					  -------          ---------

  TOTAL INCREASE                        3,692,239          3,380,003
					---------          ---------


NET ASSETS:
Beginning of period                    21,565,132         18,185,129
				       ----------         ----------
End of period                         $25,257,371        $21,565,132
				      ===========        ===========

Capital transactions in number of shares:
  Shares issued through exchange           87,222            235,685
  Shares issued in connection with
    reinvestment of dividends              79,878             64,791
  Other shares sold                        57,467             53,872
  Shares reacquired through exchange      (42,231)          (108,650)
  Other shares reacquired                (177,948)          (145,823)
					 --------           --------
  Net increase in shares outstanding        4,388             99,875
					    =====             ======

See accompanying notes to financial statements.



------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1996 AND 1995
------------------------------------------------------------------------
					    Sheffield Intermediate
						Term Bond Fund

				       Year ended         Year ended
					 10/31/96           10/31/95
				       ----------         ----------

INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                  $307,236           $557,197
  Net realized gain on investments        244,750             85,780
  Net realized gain on futures              1,759                ---
  Change in unrealized appreciation
    on investments                        (55,492)           641,710
					  -------            -------
 Increase in net assets from operations   498,253          1,284,687
					  -------          ---------


Dividends to shareholders from:
  Net investment income                  (308,895)          (574,726)
  Realized gains                          (85,839)           (32,510)
					 --------           --------

Total distributions to shareholders      (394,734)          (607,236)
					 --------           --------


Capital transactions:
  Proceeds from shares issued
    through exchange                      589,520          1,199,058
  Proceeds from reinvestment of
    dividends                             394,734            607,236
  Proceeds from other shares sold         921,628            687,049
  Cost of shares reacquired through
    exchange                           (1,148,180)        (2,992,306)
  Cost of other shares reacquired      (1,735,152)        (1,728,501)
				       ----------         ----------
  Decrease in net assets from capital
    share transactions                   (977,450)        (2,227,464)
					 --------         ----------

  TOTAL DECREASE                         (873,931)        (1,550,013)
					 --------         ----------

NET ASSETS:
Beginning of period                     7,733,919          9,283,932
					---------          ---------
End of period                          $6,859,988         $7,733,919
					=========          =========


Capital transactions in number of shares:
  Shares issued through exchange           62,061            133,877
  Shares issued in connection with
    reinvestment of dividends              41,663             65,650
  Other shares sold                        96,899             75,598
  Shares reacquired through exchange     (119,339)          (309,849)
  Other shares reacquired                (180,660)          (183,156)
					 --------           --------
  Net decrease in shares outstanding      (99,376)          (217,880)
					  =======           ========





------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
For a share outstanding throughout the period.

					   SHEFFIELD TOTAL RETURN FUND
					   ---------------------------
					      Year ended October 31,
				       1996     1995     1994     1993     1992
Net asset value,
  beginning of period                $12.86   $11.53   $12.71   $12.30   $11.82
				      -----    -----    -----    -----    -----
Income from investment operations:
Net investment income                   .09      .11      .10      .12      .09
Net gains (losses) on securities
  (both realized and unrealized)       2.67     1.68     (.38)    1.75      .47
				       ----     ----     ----     ----      ---
Total from investment operations       2.76     1.79     (.28)    1.87      .56
				       ----     ----     ----     ----      ---

Less Distributions:
Dividends (from net investment
  income)                              (.11)    (.12)    (.11)    (.12)    (.08)
Distributions (from realized gains)    (.49)    (.34)    (.79)   (1.34)     ---
				       ----     ----     ----    -----     ----
Total distributions                    (.60)    (.46)    (.90)   (1.46)    (.08)
				       ----     ----     ----    -----     ----
Net Asset Value, end of period       $15.02   $12.86   $11.53   $12.71   $12.30
				      =====    =====    =====    =====    =====

Total return                          22.36%   16.33%   -2.31%   16.59%    4.79%
Ratios/supplemental data:
Net assets, end of period (000's)   $25,257  $21,565  $18,185  $27,504  $19,380
Ratio of expenses to average
  net assets                           1.44%    1.60%    1.50%    1.47%    1.66%
Ratio of net investment income
  to average net assets                 .66%     .90%     .83%    1.00%     .82%
Portfolio turnover rate               57.17%   55.16%   51.25%  100.28%  119.87%
Average commission per share+       $  .076      (a)      (a)      (a)      (a)

See accompanying notes to financial statements.

+ Computed by dividing total amount of commission paid by total number of shares purchased and sold during the period for which there was a commission charged.

(a)  Disclosure not applicable to prior periods


------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
For a share outstanding throughout the period.

				      SHEFFIELD INTERMEDIATE TERM BOND FUND
					   ---------------------------
					      Year ended October 31,
				       1996     1995     1994     1993     1992
Net asset value,
  beginning of period                 $9.59    $9.06   $10.14    $9.98    $9.81
				       ----     ----    -----     ----     ----
Income from investment operations:
Net investment income                   .46      .53      .48      .52      .58
Net gains (losses) on securities
  (both realized and unrealized)        .24      .60     (.71)     .32      .17
				       ----     ----    -----     ----     ----
Total from investment operations        .70     1.13     (.23)     .84      .75
				       ----     ----    -----     ----     ----

Less Distributions:
Dividends (from net investment
  income)                              (.47)    (.57)    (.45)    (.58)    (.58)
Distributions (from realized gains)    (.12)    (.03)    (.40)    (.10)     ---
				       ----     ----    -----     ----     ----
Total distributions                    (.59)    (.60)    (.85)    (.68)    (.58)
				       ----     ----    -----     ----     ----
Net Asset Value, end of period        $9.70    $9.59    $9.06   $10.14    $9.98
				       ====     ====     ====    =====     ====

Total return                           7.64%   12.89%   -2.42%    8.73%    7.78%
Ratios/supplemental data:
Net assets, end of period (000's)    $6,860   $7,734   $9,284   $7,698  $11,973
Ratio of expenses to average
  net assets                          1.86%+   1.78%+   2.08%+   2.04%+    1.91%
Ratio of net investment income
  to average net assets                4.87%    5.61%    5.01%    5.19%    5.87%
Portfolio turnover rate               33.65%   34.99%   30.38%   21.70%   59.54%
Average commission per share++      $  .079      (a)      (a)      (a)      (a)

+ Without the waiver of advisory and administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.47%, 2.03%, 2.34%, and 2.17% for the years 1996, 1995, 1994, and 1993, respectively.

++ Computed by dividing total amount of commission paid by total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes to financial statements.

(a)  Disclosure not applicable to prior periods.



NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The Sheffield Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. SFI consists of two separate funds, the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund"), each of which represents a separate portfolio of investments (collectively, "the Funds"). SFI commenced operations on April 2, 1990. The following is a summary of significant accounting policies followed by SFI:

A. SECURITY VALUATION - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C. FUTURES CONTRACTS - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent on the daily fluctuations in the value of the unrealized gains and losses on the futures contracts. If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Fund may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets. At October 31, 1996, there were no unsettled futures contracts.

D. OPTION WRITING - When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Company on the expiration date as realized gains from investments.
The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

E. FEDERAL INCOME TAXES - No provision for federal income taxes is required since each Fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.

At October 31, 1996, the aggregate cost of securities for federal income tax and financial reporting purposes for the Total Return Fund was $19,420,766 and net unrealized appreciation aggregated $6,497,992 of which $6,719,258 related to appreciated securities and $221,266 related to depreciated securities. Net depreciation on call options outstanding amounted to $7,955. The aggregate tax cost of securities for the Bond Fund was $6,364,730 and net unrealized appreciation aggregated $393,808, of which $435,370 related to appreciated securities and $41,562 related to depreciated securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distribution.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

NOTE 2. INVESTMENT ADVISORY AND OTHER AGREEMENTS. Sheffield Investment Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the Investment Advisory Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly. The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets. Total advisory fees waived during the one-year period ended October 31, 1996, amounted to approximately $15,882.

SFI has entered into an Administrative Agreement with SIMI pursuant to which SIMI provides various administrative services required by the funds. For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund. During the one-year period ended October 31, 1996, SIMI waived administrative fees to the Bond Fund amounting to approximately $23,000.

In accordance with a Transfer Agency Agreement with SFI and SIMI, various services are provided to the stockholders of the funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal and underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, and service cost with respect to marketing the shares of each fund. The total allowable amount of fund reimbursement to the Underwriter is limited to .0625% per quarter of each fund's net asset value.

NOTE 3. SECURITIES TRANSACTIONS. For the one-year period ended October 31, 1996, purchases and sales proceeds of securities, other than short-term and U.S. Government Securities, for each of the funds were as follows:

       Total Return                  Intermediate Term
	  Fund                           Bond Fund
--------------------------------------------------------
Purchases          Sales          Purchases     Sales
$ 13,431,564    $ 13,752,393    $ 2,631,693  $3,690,960

The Total Return Fund had transactions in call options as follows:

					     Number of
					     Contracts     Premiums
Options outstanding at October 31, 1995          0         $      0
Options written                                174           30,006
Options bought back                            (94)         (13,073)
Options purchased                              (30)         (19,217)
Options sold                                    30           19,217
Options assigned                               (40)          (5,013)
					       ---          -------
Options outstanding at October 31, 1996         40          $ 11,920
					       ===          ========

NOTE 4. RELATED PARTY STOCKHOLDERS. At October 31, 1996, the Sheffield Investment Management, Inc. Profit Sharing Plan owned 5,224 shares of the Bond Fund and 14,841 shares of the Total Return Fund. The President of SIMI and related family members owned 2,515 shares of the Total Return Fund.


REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of
The Sheffield Funds, Inc.
------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of The Sheffield Funds, Inc. (consisting of the Sheffield Total Return Fund and the Sheffield Intermediate Term Bond Fund), including the portfolios of investments, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Sheffield Funds, Inc. as of October 31, 1996, the results of their operations, the changes in their net assets and their financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
December 19, 1996